                     Registration Nos. 333-26441/811-08207

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 6                           /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/

         Amendment No. 6                                          /X/

                    T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
                    ---------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service


       Approximate Date of Proposed Public Offering November 15, 2000
                                                    ---------------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      On (date), pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      On (date), pursuant to paragraph (a)(1)
/X/      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 T. ROWE PRICE
--------------------------------------------------------------------------------
Tax-Efficient Funds, Inc.
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

 Supplement to prospectus dated November 15, 2000
--------------------------------------------------------------------------------
 The fund will begin operations on ______________, 2000. However, it will accept purchase and exchange orders during a subscription period from ____________, 2000 to ___________, 2000. During this period, you may submit a purchase request by:

 . Check. Fill out the New Account Form and follow the "Opening a New Account" instructions on page ____ of the prospectus. Subscriptions received by ___________ will be initially invested in the T. Rowe Price Prime Reserve Fund, a money market fund. On ________, 2000, your original investment plus any dividends earned will be automatically exchanged into the Tax-Efficient Multi-Cap Growth Fund at a price of $10 per share.

  . Exchange. Call Shareholder Services to place your exchange order. Your investment will remain in your existing fund until ________, 2000, at which time your exchange will be automatically made into the Tax-Efficient Multi-Cap Growth Fund at a price of $10 per share. Remember that the value of your existing fund may fluctuate between the time you place your order and the exchange date.

  . You may also purchase shares of the fund on or after ________, 2000, via exchange or any of the methods outlined in the prospectus.
--------------------------------------------------------------------------------
 The date of this supplement is ________, 2000.
--------------------------------------------------------------------------------

 F___-041 00/00/00

PROSPECTUS
November 15, 2000
T. ROWE PRICE


Tax-EfficientMulti-Cap Growth Fund


 A fund seeking to maximize after-tax capital appreciation through investments primarily in mid- and small-cap growth companies.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Tax-Efficient Funds, Inc.
  T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Prospectus

November 15, 2000

              ABOUT THE FUND
1
              Objective, Strategy, Risks, and Expenses

              -----------------------------------------------
              Other Information About the Fund

              -----------------------------------------------
              Some Basics of


              Investing
              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions
              and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUND
3
              Organization and Management

              -----------------------------------------------
              Understanding Performance Information

              -----------------------------------------------
              Investment Policies and Practices

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account

              -----------------------------------------------
              Purchasing Additional Shares

              -----------------------------------------------
              Exchanging and Redeeming
              Shares
              -----------------------------------------------
              Rights Reserved by the Funds

              -----------------------------------------------
              Information About Your
              Shareholder Services
              -----------------------------------------------
              T. Rowe Price
               Brokerage
              -----------------------------------------------
              Investment Information

              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.


 What is the fund's principal investment strategy?

   We will typically invest in the common stocks of mid-size and, to a lesser extent, small companies that we consider capable of delivering superior earnings growth over the long-term. We define mid-cap companies as those whose market capitalization (share price multiplied by shares outstanding) falls within the range of companies in the Russell Mid-Cap Growth Index at the time of purchase. The fund also will have the flexibility to purchase some larger companies because we seek to buy primarily the leading companies in dynamic industries.

   Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Generally, we use a growth approach to stock selection, looking for companies with one or more of the following characteristics: a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market, are also considered.

   In an effort to achieve the fund's goal of minimizing taxable distributions, we will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when we believe the risk of holding a security outweighs tax considerations. When gains are taken, we will attempt to offset them with losses from other securities. This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.


   . For details about the fund's investment program, please see the Investment
     Policies and Practices section.

T. ROWE PRICE
 What are the main risks of investing in the fund?

   The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

   Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Fund investments in futures and options, if any, are subject to additional volatility and potential losses.

   There is no guarantee the fund's attempts to manage its portfolio in a tax-efficient manner will be successful.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investing. If you can accept the greater risk of investing in mid-cap, and to a lesser extent, small-cap growth

INVESTING WITH T. ROWE PRICE
   companies in an effort to achieve superior capital appreciation, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund is intended for investors seeking to minimize taxable distributions, but can also be appropriate in tax-deferred accounts, such as IRAs.


   . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   Because the fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be available in the prospectus after the fund has been in operation for one calendar year.


 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a _______% redemption fee, payable to the fund, on shares held less than _____ . There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.


 Table 1  Fees and Expenses of the Fund
             Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than _____ years)          _______%/a/
                           Annual fund operating expenses
                    (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                                            _______%
  Other expenses                                                           ______%/c/
  Total annual fund operating expenses                                       _____%
  Fee waiver/reimbursement                                                 _______%/b/
  Net expenses                                                             ______%/b/
 -------------------------------------------------------------------------------------


 /a/
   Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale Proceeds for additional information.

 /b// /
   To limit the fund's expenses during its initial period of operations, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through (DATE), that would cause the ratio of expenses to average net assets to exceed __%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below ___%; however, no reimbursement will be made after
   (DATE), or if it would result in the expense ratio exceeding ___%.

 /c/       Other expenses are estimated for the current fiscal year.

T. ROWE PRICE
   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

             1 year                     3 years
    -----------------------------------------------------
             $NEED                       $NEED
    -----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the potential rewards of investing in mid- and small-cap companies?

   The investment community often overlooks mid- and small-cap companies and their securities may be undervalued, providing the potential for significant capital appreciation. Mid-size companies are often in the early, more dynamic phase of their life cycles, but are no longer considered new or emerging. By being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Like small companies, mid-size companies are usually less actively followed by securities analysts and could be undervalued in the market. Smaller companies may also have faster earnings growth than large, well-established companies, and stock prices typically reflect earnings growth over time.


 What distinguishes the fund from many other growth funds that focus on small- and mid-size companies?

   All investors, but particularly those in higher tax brackets, are increasingly aware of the "tax bite" taken out of their overall investment returns. The fund seeks long-term capital appreciation while limiting taxable distributions of capital gains and dividends. This approach is intended to reduce the negative effects of federal taxation and increase after-tax returns compared with similar funds that do not make tax efficiency a primary focus. Managers of more traditional small- and mid-cap growth funds may be forced to eventually sell their best investments because as companies grow large and successful, they no longer fit the fund's size guidelines. This causes realized capital gains for investors.


 What is meant by a "growth" investment approach?

   Thomas Rowe Price, Jr. pioneered the growth stock theory of investing over 60 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions.

INVESTING WITH T. ROWE PRICE
   Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend (if it chooses to pay one) in line with its growth in earnings. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.


   . Growth investors look for companies with above-average earnings gains.


 What other measures will be taken to enhance the funds' tax efficiency?

   To protect the interests of long-term investors and inhibit short-term trading in fund shares, the fund imposes a _______% fee on redemptions (including exchanges) of shares held for less than _____ years. The fee is paid to the fund to help cover transaction costs.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

   You should also review the information in Section 2 that discusses contingent redemption fees.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

INVESTING WITH T. ROWE PRICE
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   The fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the fund assesses a ______% fee on redemptions (including exchanges) of fund shares held for less than _____ years.

   Redemption fees are paid to the fund to help offset transaction costs and to protect the fund's long-term shareholders. The fund will use the "first-in, first-out" (FIFO) method to determine the ______-year holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than _____ years, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee does apply to shares held in other IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "_____ years," the fund will use the anniversary date of a transaction. Thus, shares purchased on NEED DATE, for example, will be subject to the fee if they are redeemed on or prior to NEED DATE. If they are redeemed on or after NEED DATE, they will not be subject to the fee.

T. ROWE PRICE
 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of fund dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

INVESTING WITH T. ROWE PRICE
   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease an ordinary income dividend.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE
   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a

INVESTING WITH T. ROWE PRICE
   transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee is deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts and accounts maintained by intermediaries through the National Securities Clearing Corporation Networking platform. (A separate custodial fee may apply to such accounts.)


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price Tax-Efficient Funds, Inc. (the "corporation"), formerly known as T. Rowe Price Tax-Efficient Balanced Fund, Inc., was incorporated in Maryland in 1997. Currently the corporation consists of three series, each representing a separate class of shares having different objectives and investment policies. Each series is a "diversified, open-end investment company," or mutual fund. The three series and the years in which they were established are as follows: the Tax-Efficient Balanced Fund, 1997, Tax-Efficient Growth Fund, 1999, and Tax-Efficient Multi-Cap Growth Fund, 2000.


   . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The Tax-Efficient Multi-Cap Growth Fund has an Investment Advisory Committee with the following members: Donald J. Peters, Chairman. (others to be filed by amendment) The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at June 30, 2000, the group fee was 0.32%. The individual fund fee is 0.____%.

INVESTING WITH T. ROWE PRICE
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are dis-

T. ROWE PRICE
   cussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

INVESTING WITH T. ROWE PRICE
   While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Foreign Securities
   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

   Operating policy Fund investments in foreign securities are limited to 25% of total assets (excluding reserves).

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

T. ROWE PRICE
   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the funds may not achieve their investment objectives.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative)

INVESTING WITH T. ROWE PRICE
   give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Foreign currency transactions, if used, would be designed primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and fund total return could be reduced.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities, and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE
   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce the fund's performance.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Roll-

T. ROWE PRICE
over checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase ($1,000 minimum purchase for Summit Funds); $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/ UTMA) accounts ($100 minimum for Summit Funds)

By ACH Transfer
Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE
Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

INVESTING WITH T. ROWE PRICE
via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permit-

T. ROWE PRICE
ted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

INVESTING WITH T. ROWE PRICE
Web Address www.troweprice.com
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
$50 minimum ($100 minimum for Summit Funds) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

T. ROWE PRICE
Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' review of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Performance, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 F_____-040 11/15/00
1940 Act File No. ____________

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is July 1, 2000, revised to November 15, 2000.

         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust") California Tax-Free Bond Fund
              California Tax-Free Money Fund
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")
              Florida Intermediate Tax-Free Fund
              Georgia Tax-Free Bond Fund
              Maryland Short-Term Tax-Free Bond Fund
              Maryland Tax-Free Bond Fund
              New Jersey Tax-Free Bond Fund
              New York Tax-Free Bond Fund
              New York Tax-Free Money Fund

              Virginia Tax-Free Bond Fund
                                       and
         T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
              T. Rowe Price Tax-Efficient Balanced Fund

              T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
              T. Rowe Price Tax-Efficient Growth Fund
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
              T. Rowe Price Tax-Exempt Money Fund
              T. Rowe Price Tax-Exempt Money Fund--PLUS Class
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated July 1, 2000 (or November 15, 2000 for the T. Rowe Price Tax-Efficient Multi-Cap Growth
   Fund), which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's (other than Tax-Efficient Multi-Cap Growth Fund) financial statements for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

   C03-043 11/15/00

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock                      Pricing of Securities

------------------------------     --------------------------------------------
Code of Ethics                     Principal Holders of Securities

------------------------------     --------------------------------------------
Custodian                          Ratings of Commercial Paper

------------------------------     --------------------------------------------
Distributor for the                Ratings of Municipal Debt Securities
Funds
------------------------------     --------------------------------------------
Dividends and                      Ratings of Municipal Notes and
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration               Risk Factors
of Shares
------------------------------     --------------------------------------------
Independent                        Risk Factors Associated with a
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management              Risk Factors Associated with a
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives              Risk Factors Associated with a
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance             Risk Factors Associated with a
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program                 Risk Factors Associated with a New
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                         Risk Factors Associated with a New
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel                      Risk Factors Associated with a
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of the                  Risk Factors Associated with
Funds                              Tax-Efficient Multi-Cap Growth and
                                   Tax-Efficient Growth Funds and the
                                   Equity Portion of Tax-Efficient
                                   Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value Per                Services by Outside Parties
Share
------------------------------     --------------------------------------------
Organization of the                Tax Status
Funds
------------------------------     --------------------------------------------
Portfolio Management               Yield Information
Practices
------------------------------     --------------------------------------------
Portfolio Transactions

------------------------------     --------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.


   The funds will not substantively change their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")

                  T. Rowe Price International, Inc. ("T. Rowe Price International")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.


   All Funds (other than Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds)

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   All Funds


   Because of their investment policies, the funds may or may not be suitable or appropriate for all investors. The funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds will normally invest substantially all of its assets in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the funds will achieve their investment objectives.

   All Funds (other than Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds)


                              Municipal Securities

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event would require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Money Funds

   The Money Funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors/Trustees. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   Bond and Balanced Funds

   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.


               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO
   The funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The state, its agencies and local governmental entities issued $27.0 billion in long-term debt in 1999. Approximately 25% was general obligation debt, backed by the taxing power of the issuer, while 75% were revenue bonds and lease-backed obligations, issued for a wide variety of purposes, including transportation, housing, education and health care.

   As of February 1, 2000, the State of California had approximately $20.4 billion in outstanding general obligation bonds secured by the state's revenue and taxing power. An additional $11.7 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 20% of the state's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 2000, the state issued $1.0 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $1.0 billion of commercial paper was outstanding as of February 1, 2000. The state supports $5.7 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance

   Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. Its 1999 population of 34 million represents 12% of the U.S. total. The state's per capita personal income in 1999 exceeded the U.S. average by 3%. The State of California has benefitted from its focus on the high technology sector.

   California's economy suffered through a severe recession during the early 1990s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the state has been in a steady recovery, exhibiting significant job growth and gains in personal income. Growth was expected to moderate in 1999 and 2000, but is, in fact, continuing at strong levels. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas resulted in a contraction in real estate values in many regions of the state in prior years. All urban areas have shown improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the funds' concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the state phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987 and it is possible another refund will occur in the near term based on the strong growth in personal income tax revenues.

   Proposition 218, the "Right to Vote on Taxes Act," was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the state's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state

   General Fund revenues. The major effect of Proposition 98 has been to restrict the state's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990s placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the state's general obligation bonds were downgraded from AAA to A.

   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1999 closed with a reserve balance of $3.9 billion. Much of this cushion is the result of explosive growth in capital gains tax collections and sales tax receipts. The Governor has proposed a budget for fiscal 2000 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The state's reserve is projected to be $3.0 billion at the end of fiscal 2000 (1.2% of revenues.) Revenues have been coming in above forecast. In October 1998, Moody's upgraded the state's general obligation bonds to Aa3 from A1; in August 1999, S&P upgraded the state's general obligations to AA- from A+; in February 2000, Fitch upgraded the state's general obligation bonds to AA from AA-. The consequences of the state's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998 and were upgraded again in 1999.

   Sectors Certain areas of potential investment concentration present unique risks. In 1999, $2.4 billion of tax- exempt debt issued in California was for public or nonprofit hospitals. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO
   The fund's program of investing primarily in AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1999, $11.6 billion in state and local debt was issued in Florida, a 24% decrease from the previous year. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of June 30,1999, the State of Florida had $9.2 billion outstanding general obligation bonds secured by the state's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1990. Approximately an additional $4 billion in outstanding bonds have been issued by the state and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P, and AA by Fitch as of May 8, 2000. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the state are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 15.3 million, making it the fourth largest state. Due to immigration, the state's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. In 1999, visitor arrivals once again surpassed all previous years and this trend is expected to continue. Forecasts show a 5% increase is anticipated for 2000 and total arrivals will grow to 51.2 million.

   During most of the 1980s, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1991, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 2000 unemployment rate now stands at 3.7% versus the rate of 4% one year ago. State per capita income is 98% of the national average and 108% of the level for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the fund will be exempt from the state's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. In recent years, the Florida legislature began efforts to gradually reduce the intangibles tax. In the 1998 and

   1999 legislative sessions the rate has been reduced to its current level of $.01 per thousand dollars. It is anticipated that the legislature will continue to reduce or possibly eliminate the tax in future years.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1-June
   30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

   The state's revenue structure is narrowly based, relying on the sales and selective sales tax for 75% of its general revenues. This structure has brought some volatility to the state's finances, demonstrated most recently when the state developed budget shortfalls in fiscal years 1991 and 1992. Additionally, the ongoing moratorium one Commerce and internet sales tax could affect the states general revenues if such sales are allowed to continue without taxation. The state's location also leaves it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes be stimulative to the economy. For example, the state's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Finally, in 1996 Florida settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be $13 billion over 25 years. This money is earmarked to be used for children's health coverage, to reimburse the state for smoking related medical expenses and for state enforcement efforts to reduce sales of tobacco products. To date, settlement collections of $1 billion have been reported by the state.

   In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on state finance. However, the demand for governmental services continues to grow because of above-average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.


                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $5.6 billion in municipal bonds in 1999, a 7% decrease from the previous year. As of May 8, 2000, the state was rated Aaa by Moody's and AAA by S&P and Fitch.

   The State of Georgia currently has net direct obligations of approximately $5.2 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years and 67% of the state's debt is scheduled to be retired in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 5.1% of fiscal year 1999 treasury receipts.

   Georgia has also taken the step to establish "debt affordability" limits which state that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of prior years revenues. State debt issuance in the next few years will be limited so that the state will decrease to these levels.

   In addition to the general obligation and lease-backed debt described above, $318 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the state.

   Economy The State of Georgia has a population of approximately 7.6 million, making it the 10th largest state. Since the 1960s, the state's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the state's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The state's economy is well diversified. The current labor force of 4 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1999 to February 2000) stood at 4.6% compared to the national rate of 2.4%. The state's economy continues to outperform the nation. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S. and 105% of the Southeast region.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the state's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the state's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the state to restore its financial cushion. Results for fiscal 1998 showed a continuation of this positive trend with a surplus of $685 million and an ending general fund balance of $1.2 billion, or 9% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of Maryland disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.5 billion in general obligation bonds outstanding and an additional $1.4 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain State higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy According to the 1999 CAFR, Maryland experienced solid growth in calendar year 1998. The strongest areas of employment growth were services, construction, and government. Total non-agricultural employment in the State increased 2.5%. The State reports that non-agricultural employment is expected to grow 2.1% in 1999, slowing to 1.6% in 2000. Personal income is estimated to grow by 5.7% in 1999, decelerating slightly to 5.6% in 2000. Projections of slower growth in employment and personal income reflect the expectation that the nation will experience an economic slowdown in 2000.

   Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The State continues to demonstrate a conservative approach to managing its finances. Fiscal year 1999 concluded with a general fund operating surplus of $1.1 billion. The general fund balance rose to a healthy $2.0 billion or 16% of general revenues. The State continues to show strong performance in fiscal year 2000. In December 1999, the State's Board of Revenue Estimates reported that revenues for fiscal year 2000 have been revised upward to $9.1 billion, an increase of $575 million.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs have grown faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of New Jersey disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.6 billion in general obligation bonds outstanding. In addition, the State has guaranteed the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and the State has also contracted with the Authority to provide annual appropriations for payment of debt service on certain other bonds. As of June 30, 1999, the amounts outstanding were $111 million and $571 million respectively. The State may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency. General obligation debt of the state is rated Aa1 by Moody's and AA+ by S&P and Fitch.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this type.

   Economy According to the 1999 CAFR, New Jersey's large and diverse economy had the best two-year period of economic growth from 1997-1998 since 1987-1988. In 1998, personal income grew 5.6% and employment experienced a second year of 2% growth. Growth is expected to moderate in 1999-2000 as growth in the nation's economy slows. Employment is projected to grow 1.7% in 1999 and 1.4% in 2000. Personal income growth is expected to remain approximately 5%. Unemployment dropped to a 4.5% average for 1999, which was the lowest annual rate in ten years.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. The State had a stable 1999 fiscal year with a net increase in fund balance of $343 million for a healthy year-end amount of $2.2 billion or about 13% of general revenues. The New Jersey State Treasurer disclosed on April 12, 2000 that revenues for the first nine months of the current fiscal year totaled $13.4 billion, about one percent or $118 million below the budget forecast. Treasurer Machold stated that he was pleased that the budget was within one percent of the target for the year. Expenditures have also traditionally been below projected budgeted levels in the State of New Jersey.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

   The fund may be exposed to solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or state governments.


                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO
   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below-average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face out-year budget gaps due to spending growth which is anticipated to outpace revenue growth.

   New York State

   The state, its agencies, and local governments issued $20.1 billion in long-term municipal bonds in 1999, a 44% decrease from the previous year. As of March 31, 2000, total state-related bonded debt was projected to be $35.4 billion, of which $4.8 billion was general obligation debt and $30.6 billion was financed under lease-purchase or other contractual obligations. In addition, the state had $293 million in bond anticipation notes outstanding. Since 1993, the state has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of May 8, 2000, the state's general obligation bonds were rated A2 by Moody's, A+ by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance. The state no longer seeks rating from Moody's however.

   The fiscal stability of the state is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of May 8, 2000, there were 17 authorities that had aggregate debt outstanding, including refunding bonds and combined with state debt, of $95 billion. This makes New York State by far the largest debt issuer in the country.

   The authorities most reliant upon annual direct state support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC) - now the Empire State Development Corporation (ESDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by state authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

   To resolve its accumulated general fund deficit the state established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the state's assistance to localities and school districts, enabling the state to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Due to a strong Wall Street performance and a booming economy, New York ended fiscal 1999 with an accumulated surplus of $1.66 billion. The adopted budget for fiscal 2000 included tax cuts and a debt reform. Spending is projected to increase by 5.6%, a rate that is above projected inflation. Because of strong growth in personal income and business taxes, fiscal year 1999 ended with an operating surplus of $1.08 billion, which helped smooth budget balancing efforts for fiscal year 2000. Fiscal year 2000 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1999, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980's that trend reversed and population increased slightly, standing at 18,175,301 in 1999. During 1990-1992, the state experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by 3.1% as of February 2000 compared to 2.4% the prior year. Concerns over the state's economy continue to focus on the slow growth of the upstate region in comparison to the New York City region.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with GAAP and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1999, had a total General Fund balance of $388 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of May 1, 1999 the City's general obligation bonds are rated A3 by Moody's, A- by S&P and A by Fitch.

   While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1999 fiscal year with an operating surplus of $1.66 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1999 fiscal year were balanced in accordance with GAAP for the nineteenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp downturn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. With the issuance of $7 billion in debt, LIPA purchased LILCO common stock, acquired or redeemed certain preferred stock and outstanding debt, and funded the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA acquired LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island. In 2000, LIPA and Suffolk County finally reached a settlement of County's tax liability for the Shoreham plant.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third-party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO
   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The Commonwealth of Virginia and its local governments issued $4.3 billion of municipal bonds in 1999, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1999, the Commonwealth of Virginia had $1.1 billion outstanding general obligation bonds secured by the Commonwealth's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The Commonwealth's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The Commonwealth also supports $2.0 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead, are subject to annual appropriations from the Commonwealth's General Fund.

   In addition to the Commonwealth and public authorities described above, an additional $8.2 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The Commonwealth of Virginia has a population of approximately 6.8 million, making it the twelfth largest state. Since the 1930s the Commonwealth's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 30% of the Commonwealth's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth's capital of Richmond. The Commonwealth's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody's, S&P and Fitch. The Commonwealth's budget is prepared on a biennial basis. From 1970 through 1998 the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia's personal income tax collections did, however, force the Commonwealth to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations from 1993 on. The Commonwealth posted a budgetary surplus for fiscal years 1995 to 1999 despite federal retiree settlements and other transfers. On June 30, 1999, the unreserved general fund balance, including a revenue stabilization account, totaled $983 million.

   A significant portion of the funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All Funds

   Puerto Rico From time to time the funds invest in obligations of the Commonwealth of the Puerto Rico and its public corporations which are exempt from general state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education and public construction. In 1999, issuance in the Commonwealth totaled $1.6 billion, a decrease of 67% from the previous year total of $5 billion. As of June 30, 1999, public sector debt issued by the Commonwealth and its public corporations totaled approximately $24 billion.

   Since the 1980's Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal year 1999 reached 1.1 million people. The number of unemployed citizens, however, remains high at 11.2 percent but has been decreasing consistently over the past several years.

   Debt ratios for the Commonwealth remain high as it assumes much of the responsibility for the local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer and transportation systems. The Commonwealth's general obligation debt is secured by a first lien on revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in spending with the growth of the economic base available to service that debt. Between fiscal years 1996 and 1999, however the debt increased 27% while gross product rose 15%. Short-term debt remained a modest 7.8% of total debt outstanding as of June 30, 1999. The maximum annual debt service requirement on Commonwealth general obligation debt totals 8.9% of governmental revenues for fiscal year 1998. This is well below the 15% limit imposed by the Commonwealth of Puerto Rico but if other public corporation debt is included, the number rises significantly. This level of debt continues to be of concern.

   The fiscal year 1994 budget was balanced with an increase in the tollgate tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund balance of $185 million was recorded for the end of fiscal year 1999. At 1.9% of general fund revenues, this reserve level is low compared to other states.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, levels of foreign assistance, and natural disasters. On September 21, 1998, Puerto Rico was directly hit by Hurricane Georges, which caused extensive public and private damage. Despite the overall destructiveness of the storm, the net impact may have been positive, as aid from the Federal Emergency Management Agency and insurers is estimated to exceed $3 billion.

   Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In 1997 legislation was introduced proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum and a 10-year transition plan. A referendum held in December of 1998 resulted in an ambiguous outcome to the status question. Of the voting options available, a majority of voters opted for the choice labeled "None of the Above." While there are various interpretations to this result, it remains clear that no definite resolution to the status issue is anticipated in the near future.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5-year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a 10-year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short- and long-term effects of a phaseout of the Section 936 credit would have on the Puerto Rican economy.

   A final risk factor with Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely unfunded. The employees retirement system has an unfunded liability of $6 billion and the teachers retirement system has an unfunded liability of $1 billion. The government is working to resolve the liability as evidenced by the use of a portion of the proceeds of a sale of the Puerto Rican Telephone Company to cover a portion of the fund's deficiency.


         RISK FACTORS ASSOCIATED WITH TAX-EFFICIENT MULTI-CAP GROWTH AND

   TAX-EFFICIENT GROWTH FUNDS AND THE EQUITY PORTION OF TAX-EFFICIENT BALANCED
                                    FUND
   Foreign Securities
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


   All Funds (other than Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds)


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues or water and sewer charges, that are used to pay off the notes.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered as an investment in U.S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

   Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds

  . Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   The funds may invest in other types of derivative instruments as they become available.

   For the purpose of the funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.


   All Funds (other than Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds)


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.


   All Funds (other than the Money, Tax-Efficient Multi-Cap Growth, and Tax-Efficient Growth Funds)


                                    Forwards

   The funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


                  Investment in Taxable Money Market Securities


   Although the funds (other than Tax-Efficient Funds) expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.


   Tax-Efficient Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in Hybrid Instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   All Funds (other than the Money Funds)


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures


   The Bond funds may enter into futures contracts including interest rate and currency futures ("futures" or "futures contracts").

   The Tax-Efficient funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


   The fund will enter into futures contracts which are traded on national (and for the Tax-Efficient funds, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.


   Tax-Efficient Funds

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   All Funds (other than the Money Funds)

   The fund may purchase and sell options on the same types of futures in which it may invest.


                          Options on Futures Contracts

   Bond and Tax-Efficient Balanced Funds

   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.


   Tax-Efficient Funds

   The fund may purchase and sell options on the same types of futures in which it may invest.

   All Funds (other than the Money Funds)

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and non-discriminatory manner.


   Tax-Efficient Funds

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.

   Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Although the fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the funds' prospectus and Statement of Additional Information when and if the funds decide to invest in options.

   Tax-Efficient Funds


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Percent Limit on Assets Invested in Any One Issuer (California, Tax-Efficient, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (California, Tax-Efficient, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;


   (9) Taxable Securities (All Funds, except Tax-Efficient Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT; or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       For purposes of investment restriction (9), the fund measures the amount of its income from taxable securities, including AMT securities, over the course of the fund's taxable year.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;


   (3) Equity Securities (All Funds except Tax-Efficient Funds) Purchase any equity security or security convertible into an equity security provided that the fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the fund's investment objective and, further provided, that each Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;


   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Funds, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the fund would be invested in warrants.


                                      NOTES

       With respect to investment restriction (6), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                       Independent Directors/Trustees/(a)/

   All Funds except Tax-Efficient Funds

   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; formerly:
   Director, Maryland Chamber of Commerce and Provident Bank of Maryland; formerly: President, Baltimore Area Council Boy Scouts of America; Vice President and Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineers; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, Owner/President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: Centaur Capital Partners, One Westminster Place, Lake Forest, IL 60045

   Tax-Efficient Funds

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massachusetts 02535

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (7/97 to present); Director, Dayton Mining Corporation (6/98 to present); Chairman and President, Nye Corporation (6/88 to present); Director, Nescor Corporation (6/94 to present); Director of Canyon Resources, Corp.; formerly:
   Chairman (5/ 92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company (5/86 to 7/91); Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail Business Consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers


   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, T. Rowe Price International and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Trustee-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Trustee-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   LINDA A. BRISSON, 7/8/59, Vice President-Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President-Assistant Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   State Tax-Free Trust Only

   JEREMY N. BAKER, 2/27/68, Vice President-Assistant Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Efficient Funds

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director and President-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
   T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price

   DONALD J. PETERS, 7/3/59, Executive Vice President-Vice President, T. Rowe Price

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   WILLIAM T. REYNOLDS, 5/26/48, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   ARTHUR S. VARNADO, 6/1/60, Vice President-Vice President, T. Rowe Price

   MARK R. WEIGMAN, 7/30/62, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   Tax-Exempt Money Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICE BERCHTENBREITER ELY, 1/13/53, President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Vice President-Managing Director, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   Tax-Free High Yield Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Income Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   JEREMY N. BAKER, 2/27/68, Vice President-Assistant Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Intermediate Bond Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   CHARLES B. HILL, 9/22/61, President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   ERIC N. MADER, 12/20/68, Vice President-Employee, T. Rowe Price; (1998) formerly Special Assistant to the CFO, District of Columbia Public Schools

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Short-Intermediate Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Executive Vice President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price


                               Compensation Table


   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person,                 Aggregate Compensation from               Total Compensation from Fund and
Position                        Fund(a)                                   Fund Complex Paid to Directors/
---------------------------     ----------------------------------------  Trustees(b)
----------------------------------------------------------------------------------------------------------------------
                                                                          ----------------------------------------------
California Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,486                                      $65,000
Anthony W. Deering, Trustee                       1,328                                       80,000
F. Pierce Linaweaver, Trustee                     1,486                                       67,000
John G. Schriber, Trustee                         1,486                                       67,000
------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Calvin W. Burnett, Trustee                       $1,355                                      $65,000
Anthony W. Deering, Trustee                       1,281                                       80,000
F. Pierce Linaweaver, Trustee                     1,355                                       67,000
John G. Schriber, Trustee                         1,355                                       67,000
------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Calvin W. Burnett, Trustee                       $1,350                                      $65,000
Anthony W. Deering, Trustee                       1,281                                       80,000
F. Pierce Linaweaver, Trustee                     1,350                                       67,000
John G. Schriber, Trustee                         1,350                                       67,000
------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,314                                      $65,000
Anthony W. Deering, Trustee                       1,272                                       80,000
F. Pierce Linaweaver, Trustee                     1,314                                       67,000
John G. Schriber, Trustee                         1,314                                       67,000
------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,383                                      $65,000
Anthony W. Deering, Trustee                       1,296                                       80,000
F. Pierce Linaweaver, Trustee                     1,383                                       67,000
John G. Schriber, Trustee                         1,383                                       67,000
------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $2,363                                      $65,000
Anthony W. Deering, Trustee                       1,618                                       80,000
F. Pierce Linaweaver, Trustee                     2,363                                       67,000
John G. Schriber, Trustee                         2,363                                       67,000
------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,374                                      $65,000
Anthony W. Deering, Trustee                       1,291                                       80,000
F. Pierce Linaweaver, Trustee                     1,374                                       67,000
John G. Schriber, Trustee                         1,374                                       67,000
------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,468                                      $65,000
Anthony W. Deering, Trustee                       1,335                                       80,000
F. Pierce Linaweaver, Trustee                     1,468                                       67,000
John G. Schriber, Trustee                         1,468                                       67,000
------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Calvin W. Burnett, Trustee                       $1,365                                      $65,000
Anthony W. Deering, Trustee                       1,284                                       80,000
F. Pierce Linaweaver, Trustee                     1,365                                       67,000
John G. Schriber, Trustee                         1,365                                       67,000
------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,275                                      $65,000
Anthony W. Deering, Trustee                       1,260                                       80,000
F. Pierce Linaweaver, Trustee                     1,275                                       67,000
John G. Schriber, Trustee                         1,275                                       67,000
------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                       $1,548                                      $65,000
Anthony W. Deering, Trustee                       1,349                                       80,000
F. Pierce Linaweaver, Trustee                     1,548                                       67,000
John G. Schriber, Trustee                         1,548                                       67,000
------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund
Donald W. Dick, Jr., Director                    $1,008                                      $82,000
David K. Fagin, Director                          1,020                                       65,000
Hanne M. Merriman, Director                       1,020                                       65,000
Hubert D. Vos, Director                           1,020                                       66,000
Paul M. Wythes, Director                          1,008                                       80,000
------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Multi-Cap Growth Fund (to be filed by Amendment)

Donald W. Dick, Jr., Director

David K. Fagin, Director

Hanne M. Merriman, Director

Hubert D. Vos, Director
Paul M. Wythes, Director

------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Growth Fund
Donald W. Dick, Jr., Director                    $  604                                      $82,000
David K. Fagin, Director                            615                                       65,000
Hanne M. Merriman, Director                         611                                       65,000
Hubert D. Vos, Director                             611                                       66,000
Paul M. Wythes, Director                            604                                       80,000
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Calvin W. Burnett, Director                      $1,962                                      $65,000
Anthony W. Deering, Director                      1,480                                       80,000
F. Pierce Linaweaver, Director                    1,962                                       67,000
John G. Schriber, Director                        1,962                                       67,000
------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Calvin W. Burnett, Director                      $2,619                                      $65,000
Anthony W. Deering, Director                      1,695                                       80,000
F. Pierce Linaweaver, Director                    2,619                                       67,000
John G. Schriber, Director                        2,619                                       67,000
------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Calvin W. Burnett, Director                      $2,763                                      $65,000
Anthony W. Deering, Director                      1,750                                       80,000
F. Pierce Linaweaver, Director                    2,763                                       67,000
John G. Schriber, Director                        2,763                                       67,000
------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Calvin W. Burnett, Director                      $1,373                                      $65,000
Anthony W. Deering, Director                      1,289                                       80,000
F. Pierce Linaweaver, Director                    1,373                                       67,000
John G. Schriber, Director                        1,373                                       67,000
------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Calvin W. Burnett, Director                      $1,713                                      $65,000
Anthony W. Deering, Director                      1,402                                       80,000
F. Pierce Linaweaver, Director                    1,713                                       67,000
John G. Schriber, Director                        1,713                                       67,000
------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1999 to February 29, 2000.

 (b) Amounts in this column are based on compensation received from January 1, 1999, to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of May 31, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

   Tax-Efficient Balanced Fund: TRP Finance, Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

   Tax-Exempt Money Fund-PLUS Class: Larry J. Neiterman and Elin W. Neiterman JT TEN, 8 Red Oak Drive, Sudbury, Massachusetts 01776-2826; George W. Mead, 700 Belle Isle, Wisconsin Rapids, Wisconsin 54494-4174.

   Tax-Free Short-Intermediate Fund: Charles Schwab & Co. Inc. reinvest account,
   Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                       ------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                       ------------------------------------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion



   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

California Tax-Free Bond Fund                 0.10%
California Tax-Free Money Fund                0.10
Florida Intermediate Tax-Free Fund            0.05
Georgia Tax-Free Bond Fund                    0.10
Maryland Tax-Free Bond Fund                   0.10
Maryland Short-Term Tax-Free Bond Fund        0.10
New Jersey Tax-Free Bond Fund                 0.10
New York Tax-Free Bond Fund                   0.10
New York Tax-Free Money Fund                  0.10
Virginia Tax-Free Bond Fund                   0.10
Tax-Efficient Balanced Fund                   0.20
Tax-Efficient Multi-Cap Growth Fund
Tax-Efficient Growth Fund                     0.30
Tax-Exempt Money Fund                         0.10
Tax-Free High Yield Fund                      0.30
Tax-Free Income Fund                          0.15
Tax-Free Intermediate Bond Fund               0.05
Tax-Free Short-Intermediate Fund              0.10




   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  932,000   $  878,000    $  744,000
California Tax-Free Money                               344,000      333,000       263,000
Florida Intermediate Tax-Free                           352,000      343,000       302,000
Georgia Tax-Free Bond                                   191,000      157,000       108,000
Maryland Tax-Free Bond                                4,357,000    4,157,000     3,659,000
Maryland Short-Term Tax-Free Bond                       532,000      468,000       488,000
New Jersey Tax-Free Bond                                506,000      462,000       352,000
New York Tax-Free Bond                                  863,000      818,000       670,000
New York Tax-Free Money                                 384,000      348,000       281,000
Virginia Tax-Free Bond                                1,171,000    1,081,000       895,000
Tax-Efficient Balanced                                  200,000       14,000   0(b)
Tax-Efficient Growth                                    192,000   0(b)         0(b)
Tax-Exempt Money                                      2,774,000    3,176,000     2,989,000
Tax-Exempt Money Fund-PLUS Class                         55,000        2,000   0(b)
Tax-Free High Yield                                   7,823,000    8,119,000     7,051,000
Tax-Free Income                                       6,600,000    6,800,000     6,428,000
Tax-Free Intermediate Bond                              455,000      438,000       391,000
Tax-Free Short-Intermediate                           1,811,000    1,895,000     1,856,000
--------------------------------------------------------------------------------------------



  (a) Due to effect of expense limitations discussed below, the fund did not pay T. Rowe Price an investment management fee.

  (b) Prior to commencement of operations.

   Limitation on Fund Expenses
   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a fund is entitled to reimbursement, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

   No reimbursements may be made for the California and New York Funds unless approved by shareholders.


   California Tax-Free Money Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, New York Tax-Free Money Fund, Tax-Efficient Balanced Fund, Tax-Efficient Multi-Cap Growth Fund, Tax-Efficient Growth Fund, and Tax-Exempt Money Fund-PLUS Class

                                                                       Expense       Reimbursement
                    Fund                        Limitation Period      -------       -------------
                    ----                        -----------------       Ratio            Date
----------------------------------------------------------------------  -----            ----
                                                                      Limitation
                                                                      ----------
                                                                      -------------------------------
                                                                          0
                                                                          .
                                              March 1, 1999 -             55
California Tax-Free Money(a)                  February 28, 2001           %       February 28, 2003
                                                                          0.
                                              March 1, 1999 -             65
Georgia Tax-Free Bond(b)                      February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 1, 1999 -             60
Maryland Short-Term Tax-Free Bond(c)          February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 1, 1999 -             5
New York Tax-Free Money(d)                    February 28, 2001           5%      February 28, 2003
                                                                          1
                                                                          .
                                              March 1, 1999 -             00
Tax-Efficient Balanced(e)                     February 28, 2001           %       February 28, 2003
                                              ____________ -
Tax-Efficient Multi-Cap Growth                ______________            __.__%    __________, ____
                                                                          1.
                                                                          1
                                              July 30, 1999 -             0
Tax-Efficient Growth                          February 28, 2001           %       February 28, 2003
Tax-Exempt Money Fund-PLUS Class(f)           May 1, 2000 - April       1.00%     April 30, 2002
                                              30, 2001
-----------------------------------------------------------------------------------------------------



 (a) The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (b) The Georgia Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (c) The Maryland Short-Term Tax-Free Bond Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (d) The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (e) The Tax-Efficient Balanced Fund previously operated under a 1.00% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (f) The Tax-Exempt Money Fund-PLUS Class previously operated under a 1.00% limitation that expired April 30, 2000. The reimbursement period for this limitation extends through April 30, 2001.


   Florida Intermediate Tax-Free, New Jersey Tax-Free Bond, and Tax-Free Intermediate Bond Funds

   The Florida Intermediate Tax-Free Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The New Jersey Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The Tax-Free Intermediate Bond Fund previously operated under a 0.65% limitation that expired February 28, 1998. The reimbursement period for this limitation extends through February 29, 2000.

   California Tax-Free Money and New York Tax-Free Money Funds

   Pursuant to the California Money Fund's present expense limitation, $80,000, of management fees were not accrued for the year ended February 29, 2000. Additionally, $188,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.Pursuant to the New York Money Fund's present expense limitations, $70,000 of management fees were not accrued for the year ended February 29, 2000. Additionally, $177,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.

   Florida Intermediate Tax-Free Fund

   Pursuant to a previous expense limitation, $6,000 of unaccrued management fees were repaid during the year ended February 29, 2000.

   Georgia Tax-Free Bond Fund

   Pursuant to the present expense limitation, $61,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $158,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   Maryland Short-Term Tax-Free Bond Fund

   Pursuant to a previous expense limitation, $2,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $7,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   New Jersey Tax-Free Bond Fund

   Pursuant to the previous expense limitation, $17,000 of unaccrued 1998-1999 fees were repaid during the year ended February 29, 2000, and $8,000 remains subject to reimbursement through February 28, 2001.


   Tax-Efficient Balanced Fund

   Pursuant to the present expense limitation, $6,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $200,000 of unaccrued management fees and expenses related to a previous limitation remain subject to reimbursement through February 28, 2001.

   Tax-Efficient Growth Fund

   Pursuant to the present expense limitation, $32,000 of management fees were not accrued by the fund for the year ended February 29, 2000.

   Tax-Free Intermediate Bond Fund

   Pursuant to the previous expense limitation, $23,000 of unaccrued fees were repaid during the year ended February 29, 2000.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended February 29, 2000, to T. Rowe Price and its affiliates.

              Fund                  Transfer Agent and       Accounting
              ----                 Shareholder Services       Services
                                   --------------------       --------
California Tax-Free Bond                $  122,000            $ 77,000
California Tax-Free Money                   69,000              70,000
Florida Intermediate Tax-Free               54,000              70,000
Georgia Tax-Free Bond                       52,000              70,000
Maryland Short-Term Tax-Free Bond           74,000              70,000
Maryland Tax-Free Bond                     478,000              86,000
New Jersey Tax-Free Bond                    86,000              70,000
New York Tax-Free Bond                     138,000              77,000
New York Tax-Free Money                     64,000              70,000
Virginia Tax-Free Bond                     165,000              70,000
Tax-Efficient Balanced                      46,000              64,000
Tax-Efficient Multi-Cap Growth
Tax-Efficient Growth                        67,000              37,000
Tax-Exempt Money                         2,888,000             105,000
Tax-Exempt Money Fund-PLUS Class             9,000               2,000
Tax-Free High Yield                        615,000             116,000
Tax-Free Income                            582,000             116,000
Tax-Free Intermediate Bond                 101,000              70,000
Tax-Free Short-Intermediate                209,000              95,000
--------------------------------------------------------------------------






 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.


   Tax-Efficient Funds

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion

   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (other than Tax--

   Efficient Funds to the extent they purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios (including the equity portion of the Tax-Efficient Funds) which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through Investment Services, the fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies


   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  399,657,000  $  302,677,000   $  289,794,000
California Tax-Free Money         529,005,000     515,251,000      506,606,000
Florida Intermediate Tax-Free     164,457,000     141,767,000      142,932,000
Georgia Tax-Free Bond             128,761,000      73,638,000       97,029,000
Maryland Tax-Free Bond          1,074,813,000     837,338,000      918,045,000
Maryland Short-Term Tax-Free
Bond                              208,764,000     191,989,000      221,540,000
New Jersey Tax-Free Bond          246,768,000     158,774,000      161,209,000
New York Tax-Free Bond            557,693,000     445,461,000      354,373,000
New York Tax-Free Money           445,916,000     553,482,000      444,785,000
Virginia Tax-Free Bond            501,953,000     492,844,000      563,466,000
Tax-Efficient Balanced             35,978,000      51,569,000       39,110,000
Tax-Efficient Growth              190,748,000  0(a)            0(a)
Tax-Exempt Money                3,074,940,000   3,124,018,000    3,600,294,000
Tax-Free High Yield             2,863,124,000   2,000,100,000    1,755,491,000
Tax-Free Income                 2,483,560,000   1,941,518,000    2,257,818,000
Tax-Free Intermediate Bond        233,442,000     153,826,000      272,682,000
Tax-Free Short-Intermediate       940,315,000     642,536,000    1,149,079,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  363,741,000  $  251,425,000   $  253,929,000
California Tax-Free Money         529,005,000     510,210,000      503,591,000
Florida Intermediate Tax-Free     157,690,000     129,590,000      128,653,000
Georgia Tax-Free Bond             111,145,000      60,945,000       85,009,000
Maryland Tax-Free Bond            936,693,000     708,876,000      793,036,000
Maryland Short-Term Tax-Free
Bond                              202,708,000     188,399,000      193,471,000
New Jersey Tax-Free Bond          210,964,000     140,671,000      136,223,000
New York Tax-Free Bond            509,250,000     383,633,000      299,419,000
New York Tax-Free Money           445,916,000     542,945,000      441,384,000
Virginia Tax-Free Bond            453,295,000     419,010,000      518,159,000
Tax-Efficient Balanced             27,426,000      37,355,000       27,555,000
Tax-Efficient Growth              108,589,000  0(a)            0(a)
Tax-Exempt Money                3,074,134,000   3,089,301,000    3,586,230,000
Tax-Free High Yield             2,557,197,000   1,644,317,000    1,527,098,000
Tax-Free Income                 2,190,578,000   1,651,454,000    1,959,351,000
Tax-Free Intermediate Bond        221,818,000     143,749,000      249,144,000
Tax-Free Short-Intermediate       917,005,000     603,036,000    1,083,550,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

              Fund                     2000          1999           1998
              ----                     ----          ----           ----
California Tax-Free Bond           $ 35,916,000  $ 51,252,000   $ 35,865,000
California Tax-Free Money          0                5,041,000      3,016,000
Florida Intermediate Tax-Free         6,767,000    12,177,000     14,279,000
Georgia Tax-Free Bond                17,616,000    12,693,000     12,020,000
Maryland Tax-Free Bond              138,120,000   128,462,000    125,009,000
Maryland Short-Term Tax-Free Bond     6,056,000     3,590,000     28,069,000
New Jersey Tax-Free Bond             35,804,000    18,103,000     24,987,000
New York Tax-Free Bond               48,443,000    61,828,000     54,954,000
New York Tax-Free Money            0               10,537,000      3,401,000
Virginia Tax-Free Bond               48,658,000    73,834,000     45,307,000
Tax-Efficient Balanced                8,552,000    14,214,000     11,555,000
Tax-Efficient Growth                 82,159,000  0(a)          0(a)
Tax-Exempt Money                        806,000    34,717,000     14,064,000
Tax-Free High Yield                 305,927,000   355,783,000    228,393,000
Tax-Free Income                     292,982,000   290,064,000    298,468,000
Tax-Free Intermediate Bond           11,624,000    10,077,000     23,538,000
Tax-Free Short-Intermediate          23,310,000    39,500,000     65,529,000
-----------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  228,000   $  273,000    $  206,000
California Tax-Free Money                            0                10,000         2,000
Florida Intermediate Tax-Free                            40,000       48,000        59,000
Georgia Tax-Free Bond                                    80,000       51,000        74,000
Maryland Tax-Free Bond                                  660,000      545,000       680,000
Maryland Short-Term Tax-Free Bond                        45,000       16,000       106,000
New Jersey Tax-Free Bond                                151,000       88,000       176,000
New York Tax-Free Bond                                  280,000      353,000       362,000
New York Tax-Free Money                              0                 1,000        24,000
Virginia Tax-Free Bond                                  238,000      346,000       271,000
Tax-Efficient Balanced                                   50,000       47,000        33,000
Tax-Efficient Growth                                     41,000   0(a)         0(a)
Tax-Exempt Money                                          8,000      131,000        32,000
Tax-Free High Yield                                   2,301,000    2,152,000     1,655,000
Tax-Free Income                                       1,409,000    1,488,000     1,747,000
Tax-Free Intermediate Bond                               46,000       49,000       112,000
Tax-Free Short-Intermediate                             110,000      147,000       289,000
--------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds.

   The portfolio turnover rate for each fund for the fiscal years ended February 29, 2000, February 28, 1999, and 1998, was as follows:

                        Fund                             2000         1999          1998
                        ----                             ----         ----          ----
California Tax-Free Bond                                 40.8%        27.2%         35.0%
California Tax-Free Money                             N/A          N/A          N/A
Florida Intermediate Tax-Free                            30.9         26.9          25.0
Georgia Tax-Free Bond                                    48.5         19.9          49.0
Maryland Tax-Free Bond                                   29.2         15.4          19.2
Maryland Short-Term Tax-Free Bond                        41.4         46.4          60.4
New Jersey Tax-Free Bond                                 50.2         25.5          34.3
New York Tax-Free Bond                                   77.5         55.4          55.0
New York Tax-Free Money                               N/A              N/A         N/A
Virginia Tax-Free Bond                                   48.1         47.3          64.3
Tax-Efficient Balanced                                   40.0         19.8          12.5
Tax-Efficient Growth                                     23.4      0(a)         0(a)
Tax-Exempt Money                                      N/A          N/A          N/A
Tax-Free High Yield                                      57.4         38.9          24.4
Tax-Free Income                                          44.3         34.1          36.3
Tax-Free Intermediate Bond                               47.6         24.3          56.1
Tax-Free Short-Intermediate                              49.7         39.9          76.8
---------------------------------------------------------------------------------------------



    (a) Prior to commencement of operations.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each fund as authorized by the Board of Directors/Trustees.


   Tax-Efficient Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors/Trustees believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------

   Unless you elect otherwise, the fund's annual capital gain distribution and, for the Tax-Efficient Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

   The funds (other than Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds) may acquire bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the funds will mail you information on the tax status of dividends and distributions.


   All Funds (other than Tax-Efficient Funds)

   The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of a fund's dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social Security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their Social Security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a fund. The income from such bonds may not be tax exempt for such substantial users.


   Tax-Efficient Multi-Cap Growth and Tax-Efficient Growth Funds

   A portion of the dividends paid by certain funds may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from these funds are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid a federal income tax.

   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

   Under Florida law, shares of the fund will be entirely exempt from the intangibles tax if on January 1, at least 90% of the fund's portfolio of assets is invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, less than 90% of the fund's portfolio of assets is invested in these tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the fund should be exempt from the intangibles tax. However, under certain circumstances, the fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the fund's portfolio on January 1. In such cases, all or a portion of the value of the fund's shares may be subject to the intangibles tax, and a portion of the fund's income may be subject to federal income taxes.


   Tax-Efficient Funds


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds' current and compound yields for the seven days ended
     February 29, 2000, were:

          Fund                Current Yield        Compound Yield
          ----                -------------        --------------
California Tax-Free Money  2.19%                2.21%
New York Tax-Free Money    3.25                 3.31
Tax-Exempt Money           3.36                 3.41




   Bond Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described method for the month ended February 29, 2000, was:

California Tax-Free Bond Fund                  5.07%
Florida Intermediate Tax-Free Fund             4.55
Georgia Tax-Free Bond Fund                     5.11
Maryland Tax-Free Bond Fund                    5.18
Maryland Short-Term Tax-Free Bond Fund         4.17
New Jersey Tax-Free Bond Fund                  5.16
New York Tax-Free Bond Fund                    5.25
Virginia Tax-Free Bond Fund                    5.15
Tax-Free High Yield Fund                       5.85
Tax-Free Income Fund                           5.23
Tax-Free Intermediate Bond Fund                4.61
Tax-Free Short-Intermediate Fund               4.48





   The tax-equivalent yields (assuming a federal tax bracket of 31.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  8.10%
Florida Intermediate Tax-Free Fund(b)             6.74
Georgia Tax-Free Bond Fund(c)                     7.87
Maryland Tax-Free Bond Fund(d)                    8.14
Maryland Short-Term Tax-Free Bond Fund(d)         6.56
New Jersey Tax-Free Bond Fund(e)                  7.99
New York Tax-Free Bond Fund(f)                    8.52
Virginia Tax-Free Bond Fund(g)                    7.92
Tax-Free High Yield Fund                          8.48
Tax-Free Income Fund                              7.58
Tax-Free Intermediate Bond Fund                   6.68
Tax-Free Short-Intermediate Fund                  6.49
---------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 6.37%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.

   The tax-equivalent yields (assuming a federal tax bracket of 28.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  7.76%
Florida Intermediate Tax-Free Fund(b)             6.47
Georgia Tax-Free Bond Fund(c)                     7.55
Maryland Tax-Free Bond Fund(d)                    7.80
Maryland Short-Term Tax-Free Bond Fund(d)         6.28
New Jersey Tax-Free Bond Fund(e)                  7.59
New York Tax-Free Bond Fund(f)                    8.16
Virginia Tax-Free Bond Fund(g)                    7.58
Tax-Free High Yield Fund                          8.13
Tax-Free Income Fund                              7.26
Tax-Free Intermediate Bond Fund                   6.40
Tax-Free Short-Intermediate Fund                  6.22
---------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 5.525%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%   30.96%   90.35%    121.47%   09/15/86
Florida Intermediate
Tax-Free                      -1.32    26.02         --    38.68    03/31/93
Georgia Tax-Free Bond         -3.46    30.24         --    43.25    03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16    21.49         --    31.21    01/29/93
Maryland Tax-Free Bond        -2.98    29.01    86.46     111.70    03/31/87
New Jersey Tax-Free Bond      -4.06    28.34         --    71.74    04/30/91
New York Tax-Free Bond        -4.47    29.00    90.72     129.98    08/28/86
Virginia Tax-Free Bond        -3.16    30.10         --    72.69    04/30/91
Tax-Efficient Balanced        10.42         --       --    45.28    06/30/97
Tax-Efficient Growth          --            --       --    --       07/30/99
Tax-Free High Yield           -5.41    28.63    90.37     225.40    03/01/85
Tax-Free Income               -3.42    28.82    89.99     359.19    10/26/76
Tax-Free Intermediate Bond    -1.37    27.31         --    47.24    11/30/92
Tax-Free Short-Intermediate    0.67    23.58    62.00     137.67    12/23/83
-------------------------------------------------------------------------------

                   Average Annual Compound Rates of Return
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%    5.54%    6.65%     6.09%    09/15/86
Florida Intermediate
Tax-Free                      -1.32     4.73         --    4.84     03/31/93
Georgia Tax-Free Bond         -3.46     5.43         --    5.33     03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16     3.97         --    3.91     01/29/93
Maryland Tax-Free Bond        -2.98     5.23     6.43      5.98     03/31/87
New Jersey Tax-Free Bond      -4.06     5.12         --    6.31     04/30/91
New York Tax-Free Bond        -4.47     5.22     6.67      6.36     08/28/86
Virginia Tax-Free Bond        -3.16     5.40         --    6.38     04/30/91
Tax-Efficient Balanced        10.42         --       --   15.03     06/30/97
Tax-Efficient Growth          --            --       --   --        07/30/99
Tax-Free High Yield           -5.41     5.16     6.65      8.19     03/01/85
Tax-Free Income               -3.42     5.20     6.63      6.75     10/26/76
Tax-Free Intermediate Bond    -1.37     4.95         --    5.48     11/30/92
Tax-Free Short-Intermediate    0.67     4.33     4.94      5.49     12/23/83
-------------------------------------------------------------------------------





                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.

                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.



 CAPITAL STOCK
 -------------------------------------------------------------------------------

   Tax-Efficient, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds

   Currently, the T. Rowe Price Tax-Efficient Funds, Inc., which consists of three series, Tax-Efficient Balanced Fund, Tax-Efficient Multi-Cap Growth Fund, and Tax-Efficient Growth Fund, the T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. are all organized as Maryland corporations.

   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.



 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   California and State Tax-Free Trusts


   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report for the year ended February 29, 2000. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 29, 2000, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                   CALIFORNIA TAX-  CALIFORNIA TAX-  GEORGIA
                                   FREE MONEY       FREE BOND        TAX-FREE
                                   ----------       ---------        BOND
                                                                     ----
Financial Highlights                     10               11            9
Statement of Net Assets, February
29, 2000                                12-16            17-24        10-14
Statement of Operations, year
ended
February 29, 2000                        25               25            15
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                                 26               26            16
Notes to Financial Statements,
February 29, 2000                       27-29            27-29        17-19
Report of Independent Accountants        30               30            20



                                      NEW JERSEY  FLORIDA       NEW YORK TAX-
                                      TAX-FREE    INTERMEDIATE  FREE MONEY
                                      BOND        TAX-FREE      ----------
                                      ----        --------
Financial Highlights                      8            8             10
Statement of Net Assets, February
29, 2000                                 9-14         9-12          12-15
Statement of Operations, year ended
February 29, 2000                         15           13            22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                      16           14            23
Notes to Financial Statements,
February 29, 2000                       17-19        15-17          24-26
Report of Independent Accountants         20           18            27




                                             NEW YORK       VIRGINIA TAX-FREE
                                             TAX-FREE BOND  BOND
                                             -------------  ----
Financial Highlights                              11               10
Statement of Net Assets, February 29, 2000       16-21            14-20
Statement of Operations, year ended
February 29, 2000                                 22               21
Statement of Changes in Net Assets, years
ended
February 29, 2000 and February 28, 1999           23               22
Notes to Financial Statements, February 29,
2000                                             24-26            23-25
Report of Independent Accountants                 27               26

                                                  MARYLAND       MARYLAND
                                                  SHORT-TERM     TAX-FREE BOND
                                                  TAX-FREE BOND  -------------
                                                  -------------
Financial Highlights                                   10             11
Statement of Net Assets, February 29, 2000            12-16          17-28
Statement of Operations, year ended
February 29, 2000                                      29             29
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                30             30
Notes to Financial Statements, February 29, 2000      31-33          31-33
Report of Independent Accountants                      34             34



                                          TAX-EXEMPT  TAX-FREE HIGH  TAX-FREE
                                          MONEY       YIELD          INCOME
                                          -----       -----          ------
Financial Highlights                          2             2           2
Statement of Net Assets, February 29,
2000                                         4-16         3-23         3-21
Statement of Operations, year ended
February 29, 2000                             17           24           22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28, 1999       18           25           23
Notes to Financial Statements, February
29, 2000                                    19-21         26-28       24-26
Report of Independent Accountants             22           29           27



                                 TAX-FREE      TAX-EFFICIENT  TAX-FREE SHORT-
                                 INTERMEDIATE  BALANCED       INTERMEDIATE
                                 BOND          --------       ------------
                                 ----
Financial Highlights                  2             17               2
Statement of Net Assets,
February 29, 2000                    3-9           19-30           3-11
Statement of Operations, year
ended
February 29, 2000                     10            38              12
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                              11            39              13
Notes to Financial Statements,
February 29, 2000                   12-14          40-43           14-16
Report of Independent                 1
Accountants                           5             44              17



                                                                TAX-EFFICIENT
                                                                GROWTH
                                                                ------
Financial Highlights                                                 18
Portfolio of Investments, February 29, 2000                         31-36
Statement of Assets and Liabilities, February 29, 2000               37
Statement of Operations, period from July 30, 1999
(commencement of operations) to February 29, 2000                    38
Statement of Changes in Net Assets, period from July 30, 1999
(commencement of operations) to February 29, 2000                    39
Notes to Financial Statements, February 29, 2000                    40-43
Report of Independent Accountants                                    44

                                                  TAX-EXEMPT
                                                  MONEY FUND-
                                                  PLUS CLASS
                                                  ----------
Financial Highlights                                   3
Statement of Net Assets, February 29, 2000            4-16
Statement of Operations, year ended
February 29, 2000                                      17
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                18
Notes to Financial Statements, February 29, 2000     19-21
Report of Independent Accountants                      22





 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(i) Articles of Incorporation of Registrant, dated April 22, 1997 (electronically filed with Initial Registration Statement dated May 2,
         1997)


(a)(ii) Articles of Amendment, dated May 19, 1999 (electronically filed with Amendment No. 5 dated April 29, 1999)


(a)(iii) Articles Supplementary of T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Growth Fund (electronically filed with Amendment No. 5 dated April 29, 1999)

(a)(iv) Articles Supplementary of T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (to be filed by Amendment)


(b) By-Laws of Registrant, as amended July 21, 1999 (electronically filed with Amendment No. 5 dated April 29, 1999)

(c)      Inapplicable

(d)(i) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 1 dated June 25, 1997)


(d)(ii) Investment Management Agreement between the Registrant on behalf of T. Rowe Price Tax-Efficient Growth Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 5 dated April 29, 1999)

(d)(iii) Investment Management Agreement between the Registrant on behalf of T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and T. Rowe Price Associates, Inc. (to be filed by Amendment)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 1 dated June 25, 1997)

(f)      Inapplicable

(g)      Custody Agreements

(g)(i) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, and July 18, 2000 (to be filed by Amendment)

(g)(ii) Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995,
         July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997,
         December 15, 1998, October 6, 1999, and February 9, 2000 (to be filed by Amendment)

(h)      Other Agreements

(h)(i) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2000, as amended February 9, 2000, April 19, 2000, and July 18, 2000 (to be filed by Amendment)

(h)(ii) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2000, as amended February 9, 2000, April 19, 2000, and July 18, 2000 (to be filed by Amendment)

(h)(iii) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 2000, as amended February 9, 2000, April 19, 2000, and July 18, 2000 (to be filed by Amendment)

(i)      Inapplicable

(j)      Consent of Independent Accountants

(k)      Inapplicable

(l)      Inapplicable

(m)      Inapplicable

(n)      Inapplicable


(p)      Code of Ethics, dated March 1, 2000 (to be filed by Amendment)

(q)      Inapplicable

(r)      Financial Data Schedule

(s)      Inapplicable

(t)      Other Exhibits

         (a) Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         T. Rowe Price International, Inc. (formerly Rowe-Price Fleming International, Inc.), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. T. Rowe Price International, Inc. ("T. ROWE PRICE INTERNATIONAL") was incorporated in Maryland in 2000 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts,
T. Rowe Price International also sponsors registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the Investment Companies which T. Rowe Price Associates, Inc. sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of T. Rowe Price Associates, Inc.). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non-qualified employee benefit plans, individual retirement accounts, and common trust funds.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of T. Rowe Price Associates, Inc., it owns the technology rights, hardware, and software of T. Rowe Price Associates, Inc. and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of T. Rowe Price Associates, Inc., was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by T. Rowe Price Associates, Inc. and invests in private financings of small companies with high growth potential; Threshold Fund Associates, Inc. is the General Partner of the partnership.

         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in 1988 for the purpose of serving as

General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.


         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company as its members) organized in 1996 to serve as General Partner of
T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of
T. Rowe Price Associates, Inc., organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, T. Rowe Price Associates, Inc. has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses
T. Rowe Price Associates' transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

         T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUND") is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.


         T. Rowe Fleming Asset Management Limited ("T. ROWE FLEMING"), an English corporation, is an investment adviser under the Investment Advisers Act of 1940. T. Rowe Fleming will provide investment management services to Japanese investment trusts and other institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and
T. Rowe Fleming. T. Rowe Fleming is a corporate joint venture owned 50% by T. Rowe Price Associates, Inc. and 50% by Robert Fleming Asset Management Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited. Formerly known as Fleming International Asset Management Limited ("FIAM"), the company changed its name to T. Rowe Fleming Asset Management Limited on June 8, 1999, following the formation of the joint venture.

         Listed below are the directors, executive officers and managing directors of T. Rowe Price Associates, Inc. who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:

                                   DIRECTORS

JAMES E. HALBKAT, JR., Director of T. Rowe Price Associates, Inc. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

DONALD B. HEBB, JR., Director of T. Rowe Price Associates, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Associates, Inc. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ROBERT L. STRICKLAND, Director of T. Rowe Price Associates, Inc. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer; and Krispy Kreme Doughnuts, Inc. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of T. Rowe Price Associates, Inc. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Associates, Inc. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

All of the following directors of T. Rowe Price Associates, Inc. are employees of T. Rowe Price Associates, Inc.

EDWARD C. BERNARD, Director and Managing Director of T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.

HENRY H. HOPKINS, Director and Managing Director of T. Rowe Price Associates, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of T. Rowe Price International, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and
T. Rowe Price Strategic Partners Associates, Inc.

JAMES A.C. KENNEDY, Director and Managing Director of T. Rowe Price Associates, Inc.; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

JOHN H. LAPORTE, JR., Director and Managing Director of T. Rowe Price Associates, Inc.

WILLIAM T. REYNOLDS, Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of
T. Rowe Price Associates, Inc.; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price International, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and

President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.


GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board of TRP Finance, Inc.; Director of T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.

BRIAN C. ROGERS, Director and Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of T. Rowe Price Associates, Inc.; Director, T. Rowe Price International; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.

MARTIN G. WADE, Director of T. Rowe Price Associates, Inc.; Chairman, T. Rowe Price International.

                         ADDITIONAL EXECUTIVE OFFICERS

MICHAEL A. GOFF, Managing Director of T. Rowe Price Associates, Inc.; Director and the President of T. Rowe Price Investment Technologies, Inc.

CHARLES E. VIETH, Managing Director of T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

                         ADDITIONAL MANAGING DIRECTORS

PRESTON G. ATHEY, Managing Director of T. Rowe Price Associates, Inc.

BRIAN W.H. BERGHUIS, Managing Director of T. Rowe Price Associates, Inc.

STEPHEN W. BOESEL, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

JOHN H. CAMMACK, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

GREGORY A. McCRICKARD, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

MARY J. MILLER, Managing Director of T. Rowe Price Associates, Inc.

CHARLES A. MORRIS, Managing Director of T. Rowe Price Associates, Inc.

NANCY M. MORRIS, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Savings Bank and T. Rowe Price Trust Company.

GEORGE A. MURNAGHAN, Managing Director of T. Rowe Price Associates, Inc.; Executive Vice President of T. Rowe Price International; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

MARIA NALYWAYKO, Managing Director of T. Rowe Price Associates, Inc.

EDMUND M. NOTZON III, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price (Canada), Inc.

JOHN R. ROCKWELL, Managing Director of T. Rowe Price Associates, Inc.; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and
T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.

R. TODD RUPPERT, Managing Director of T. Rowe Price Associates, Inc.; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

ROBERT W. SMITH, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International.

WILLIAM J. STROMBERG, Managing Director of T. Rowe Price Associates, Inc.

MARK J. VASELKIV, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.

RICHARD T. WHITNEY, Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International and T. Rowe Price Trust Company.

         Certain directors and officers of T. Rowe Price Associates, Inc. are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of Fund," in Registrant's Statement of Additional Information.


ITEM 27. PRINCIPAL UNDERWRITERS


a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price

         Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., Reserve Investment Funds, Inc.,
         T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., and T. Rowe Price Global Technology Fund, Inc.


         Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Director and
                                                                   and Director                    President
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joanne M. Healey                                                   Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King-Calloway                                              Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Steven A. Larson                                                   Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
Wayne D. O'Melia                                                   Vice President                  None
David Oestreicher                                                  Vice President                  None
Robert Petrow                                                      Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Bruce D. Stewart                                                   Vice President                  None
William W. Strickland, Jr.                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Barbara A. O'Connor                                                Controller                      None
Theodore J. Zamerski III                                           Assistant Vice President and    None
                                                                   Assistant Controller
Matthew B. Alsted                                                  Assistant Vice President        None
Kimberly B. Andersen                                               Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Edwin J. Brooks III                                                Assistant Vice President        None
Carl A. Cox                                                        Assistant Vice President        None
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Suzanne M. Knoll                                                   Assistant Vice President        None
Patricia B. Lippert                                                Assistant Vice President        Secretary
Teresa M. Loeffert                                                 Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle Nicholson Smith                                           Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Kylelane Purcell                                                   Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Matthew A. Scher                                                   Assistant Vice President        None
Carole H. Smith                                                    Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Secretary                       None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.


         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this September 1, 2000.

         T. Rowe Price Tax-Efficient Funds, Inc.

         /s/James S. Riepe
By:      James S. Riepe
         Director and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/James S. Riepe         Director and President September 1, 2000
James S. Riepe            (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       September 1, 2000
Joseph A. Carrier        Financial Officer)

*                        Director               September 1, 2000
Donald W. Dick, Jr.

*                        Director               September 1, 2000
David K. Fagin

/s/James A.C. Kennedy    Director               September 1, 2000
James A.C. Kennedy

*                        Director               September 1, 2000
Hanne M. Merriman

/s/M. David Testa        Director               September 1, 2000
M. David Testa

*                        Director               September 1, 2000
Hubert D. Vos

*                        Director               September 1, 2000
Paul M. Wythes

*/s/Henry H. Hopkins     Attorney-In-Fact       September 1, 2000
Henry H. Hopkins